UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                   Date of Report (Date of earliest reported):

                                October 12, 2005

                            ULTRALIFE BATTERIES, INC.
                            -------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                                    --------
         (State or other jurisdiction of incorporation or organization)

           0-20852                                     16-1387013
           -------                                     ----------
   (Commission File Number)               (I.R.S. Employer Identification No.)

          2000 Technology Parkway, Newark, New York        14513
          ------------------------------------------------------
          (Address of principal executive offices)       (Zip Code)

                                 (315) 332-7100
                                 --------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 7.01. Regulation FD Disclosure.

Ultralife Batteries, Inc. (the "Company") has received a contract valued at approximately $3 million from the U.S. Defense Department to purchase equipment and enhance processes to reduce lead time and increase manufacturing efficiency to boost production surge capability of the company's BA-5390/U battery during contingency operations. The Company's press release is attached as Exhibit 99.1 to this Form 8-K, and the information set forth therein is furnished under Item 7.01.


Item 9.01. Financial Statements, Pro Forma Financials and Exhibits.

       (a)  Financial Statements of Business Acquired.

            Not  applicable.

       (b)  Pro Forma Financial Information.

            Not applicable.

       (c)  Exhibits.

            99.1   Press Release dated October 12, 2005.






                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         ULTRALIFE BATTERIES, INC.

                                         By:  /s/Peter F. Comerford
Dated:  October 12, 2005                      ----------------------------------
                                              Peter F. Comerford
                                              Vice President of Administration &
                                              General Counsel


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                                INDEX TO EXHIBITS

(99)  Additional Exhibits

      99.1     Press Release dated October 12, 2005.


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